                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.

Robert R. Fortune
Chairman and President                                            August 4, 1999

Dear Shareholder:

     Our Fund earned $0.64 per share from net investment income in the first six months of 1999. Earnings in the same period of 1998 were $0.65 per share.

     Monthly dividends, each of $0.11 per share, were paid from January to July 1999. The January 1999 dividend was earned and was taxable in 1998.

     Interesting comments on the performance of our Fund compared to its peer group and benchmark are contained in the accompanying Investment Adviser's Report.

     Your comments or questions about Independence Square Income Securities, Inc. are welcomed.

                                              Yours sincerely,

                                            /s/ Robert R. Fortune
                                              Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT
     The Fund significantly outperformed both its peer group and benchmark during the six months ended June 30, 1999, returning 1.44% above the Lipper Investment Grade Fund peer group average and 1.92% more than the Lehman Corporate Bond Index. The Fund's non-investment grade holdings aided performance, as those securities greatly outperformed their investment grade counterparts during the first half of 1999. Historical investment returns are shown in the table below:

                                                         TOTAL RETURNS AS OF JUNE 30, 1999:
                                                                                     ANNUALIZED
                                                                                 ------------------
                                                 QUARTER     YTD      1 YEAR     2 YEARS    5 YEARS
                                                 -------    ------    -------    -------    -------
Independence Square Income Securities*.........  -0.50%     -0.34%     2.32%      7.15%      8.46%
Lehman Corporate Index.........................  -1.56%     -2.26%     1.89%      6.53%      8.36%
Lipper Investment Grade Funds Avg..............  -1.31%     -1.78%     0.47%      6.01%      8.15%
  ISIS Rank....................................    4/16       2/16      2/16       3/16       6/16
  ISIS Percentile..............................      24         12        12         18         36

---------------
Source:  Lipper Analytical Services, Inc.

* The cumulative total returns are based on the net asset values on the first and last day of the periods presented and assume (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at the net asset value next determined after each ex-dividend date in the period.

     The past six months have witnessed continued rapid expansion of the U.S. economy, with gross domestic product growth exceeding the historical non-inflationary level of 2%. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

     Interest rates increased significantly across the yield curve as indicated in the table below:

                                                              12/31/98    6/30/99     CHANGE
                                                              --------    --------    ------
2-year Treasury Note........................................   4.53%       5.52%       0.99%
5-year Treasury Note........................................   4.54%       5.65%       1.11%
10-year Treasury Note.......................................   4.65%       5.79%       1.14%
30-year Treasury Bond.......................................   5.09%       5.97%       0.88%

     In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

July 28, 1999                     BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                          COST           VALUE
----------                                                                     -----------    -----------
                 U.S. TREASURY NOTES 2.5%
$  410,000       U.S. Treasury Note, 6.125%, 8/15/2007.......................  $   434,760    $   414,277
   400,000       U.S. Treasury Note, 4.75%, 11/15/2008.......................      385,375        366,965
                                                                               -----------    -----------
                 TOTAL U.S. TREASURY NOTES...................................      820,135        781,242
                                                                               -----------    -----------
                 U.S. AGENCY OBLIGATIONS 8.7%
   900,000       Federal National Mortgage Association, 7.50%, 8/01/2006.....      929,638        916,236
 1,800,000       Student Loan Marketing Association, 4.60%, 7/01/1999........    1,800,000      1,800,000
                                                                               -----------    -----------
                 TOTAL U.S. AGENCY OBLIGATIONS...............................    2,729,638      2,716,236
                                                                               -----------    -----------
                 BONDS AND OTHER DEBT OBLIGATIONS 88.8%
 1,000,000       Ahmanson (H.F.) & Company, 9.875%, 11/15/1999...............      995,465      1,013,966
   500,000       BankAmerica, 9.50%, 4/01/2001...............................      497,265        526,980
   550,000       Calpine Corp., 9.250%, 2/01/2004............................      555,500        556,875
 1,000,000       Citicorp Capital Sub Notes, 9.75%, 8/01/1999................      983,110      1,003,551
 1,000,000       Cleveland Electric Illuminating, 9.00%, 7/01/2023...........    1,061,810      1,037,537
 1,000,000       Comerica Bank, 8.375%, 7/15/2024............................      983,750      1,059,715
   500,000       Commonwealth Edison Company, 8.625%, 2/01/2022..............      537,500        501,780
 1,000,000       Delta Airlines, Inc., 9.25%, 3/15/2022......................    1,141,490      1,132,351
   500,000       Federal Express, 9.625%, 10/15/2019.........................      551,345        520,000
   500,000       First Chicago NBD Corp., 8.875%, 3/15/2002..................      503,660        529,228
 1,000,000       First Interstate Bancorp., 9.00%, 11/15/2004................    1,000,000      1,098,152
   500,000       First Union Corp., 8.00%, 8/15/2009.........................      498,965        526,178
 1,000,000       Ford Motor Credit Co., 9.14%, 12/30/2014....................      997,660      1,092,324
   500,000       Great Western Financial Senior Notes, 8.60%, 2/01/2002......      494,710        523,505
   300,000       GTE California, Inc., 8.07%, 4/15/2024......................      322,233        307,536
 1,000,000       Gulf States Utilities 8.70%, 4/01/2024......................    1,057,420      1,037,300
   500,000       Harris Bancorp, 9.375%, 6/01/2001...........................      493,285        527,908
                 Horton (D.R.), Inc. Co. Guarantee Notes, 10.00%,
   250,000       4/15/2006...................................................      257,500        260,000
   500,000       Hydro-Quebec, 8.40%, 1/15/2022..............................      508,395        559,330
 1,000,000       Hydro-Quebec, 8.875%, 3/01/2026.............................    1,195,260      1,186,778
 1,000,000       Jersey Central Power and Light, 8.45%, 3/24/2025............    1,026,150      1,068,340
   800,000       New York State Electric & Gas Corp., 9.875%, 5/01/2020......      793,000        836,000
 1,000,000       News America Holdings, 9.50%, 7/15/2024.....................    1,178,140      1,176,205
                 Nextlink Communications, Inc. Sr. Notes, 12.50%,
 1,000,000       4/15/2006...................................................    1,065,000      1,092,500
     5,470     + Participation in Asset Exchange, 7.00%, 12/01/2020..........        5,470          5,470
   500,000       Penney (J.C.) & Company, 8.25%, 8/15/2022...................      497,445        492,437

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 1999
                                  (UNAUDITED)

PRINCIPAL
  AMOUNT                                                                          COST           VALUE
----------                                                                     -----------    -----------
                 Sinclair Broadcast Group Sr. Sub. Notes, 10.00%,
$  200,000       9/30/2005...................................................  $   205,250    $   209,000
 1,000,000       TCI Communications, 8.75%, 2/15/2023........................      957,060      1,053,942
 1,000,000       Texas Utilities Co., 8.875%, 2/01/2022......................    1,029,240      1,055,256
   500,000       Texas Utilities Co., 8.75%, 11/01/2023......................      546,545        527,220
 1,000,000       Time Warner Entertainment, Inc., 8.375%, 7/15/2033..........      990,210      1,087,741
   500,000       Time Warner, Inc. Debentures, 9.150%, 2/01/2023.............      527,845        587,014
 1,000,000       U.S. West, 8.875%, 6/01/2031................................    1,060,720      1,102,811
   450,000       United Air Lines, 9.210%, 1/21/2017.........................      522,328        490,500
 1,000,000       Veritas DGC, Inc., 9.75%, 10/15/2003........................    1,023,750      1,030,000
                 Virginia Electric & Power Corp. Series B, 8.625%,
 1,000,000       10/01/2024..................................................    1,014,120      1,020,351
                                                                               -----------    -----------
                 TOTAL BONDS AND OTHER DEBT OBLIGATIONS......................   27,078,596     27,835,781
                                                                               -----------    -----------
                 TOTAL INVESTMENTS 100.0%....................................  $30,628,369*   $31,333,259
                                                                               ===========    ===========

---------------
+ Non-income producing.
* Aggregate cost for federal income tax purposes at June 30, 1999 was $30,628,369. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows: excess of value over tax cost $959,055; excess of tax cost over value $(254,165).

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
  Investments, at value (cost -- $30,628,369)...............  $31,333,259
  Cash......................................................       12,894
  Accrued interest receivable...............................      721,762
                                                              -----------
                                                               32,067,915
                                                              -----------
LIABILITIES
  Accrued expenses..........................................       22,809
                                                              -----------
NET ASSETS applicable to 1,822,752 capital shares
  outstanding, $0.10 par value (Authorized 10,000,000
  shares)...................................................  $32,045,106
                                                              ===========
NET ASSET VALUE PER SHARE ($32,045,106 / 1,822,752
  shares)...................................................  $     17.58
                                                              ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Interest...........................  $ 1,302,404
                                     -----------
Expenses
  Fees
    Investment adviser.............       58,858
    Directors and officers.........       16,206
    Custodian......................       10,209
    Transfer agent.................       10,025
    Legal and audit................       24,506
  Taxes(other than income).........        1,249
  Printing.........................        5,060
  Insurance........................          690
  Miscellaneous....................        3,993
                                     -----------
         Total expenses............      130,796
                                     -----------
Net investment income..............  $ 1,171,608
                                     ===========
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on investment
  securities.......................  $    29,115
                                     -----------
Unrealized appreciation of
  investments:
  Beginning of period..............    2,018,276
  End of period....................      704,890
                                     -----------
  Decrease in unrealized
    appreciation...................   (1,313,386)
                                     -----------
  Net realized and unrealized loss
    on investments.................   (1,284,271)
                                     -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........  $  (112,663)
                                     ===========

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS
                                                                 ENDED
                                                               JUNE 30,       YEAR ENDED
                                                                 1999        DECEMBER 31,
                                                              (UNAUDITED)        1998
                                                              -----------    ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $ 1,171,608    $ 2,381,701
    Net realized gain from security transactions............       29,115        167,192
    Decrease in unrealized appreciation of investments......   (1,313,386)      (165,310)
                                                              -----------    -----------
      Net increase(decrease) in net assets resulting from
       operations...........................................     (112,663)     2,383,583
  Dividends to shareholders:
    From net investment income ($.55 in 1999 and $1.32 in
     1998)..................................................   (1,002,514)    (2,403,446)
    From net realized gains ($.09 in 1998)..................            0       (167,146)
    Net asset value of shares issued in reinvestment of
     dividends (2,241 shares in 1998).......................            0         40,841
                                                              -----------    -----------
      Total increase(decrease) in net assets................   (1,115,177)      (146,168)
NET ASSETS
  Beginning of period.......................................   33,160,283     33,306,451
                                                              -----------    -----------
  End of period (including undistributed net investment
    income of $208,115 in 1999 and $39,021 in 1998).........  $32,045,106    $33,160,283
                                                              ===========    ===========

                See accompanying notes to financial statements.

                  INDEPENDENCE SQUARE INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS
                                                ENDED                  YEAR ENDED DECEMBER 31
                                              JUNE 30,     -----------------------------------------------
                                                1999        1998      1997      1996      1995      1994
                                             -----------    ----      ----      ----      ----      ----
                                             (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period.......    $ 18.19     $ 18.30   $ 17.85   $ 18.77   $ 16.58   $ 18.57
                                               -------     -------   -------   -------   -------   -------
  Net Investment Income....................       0.64        1.30      1.36      1.40      1.38      1.38
  Net Gains (Losses) on Securities
    (realized and unrealized)..............      (0.70)         --      0.56     (0.94)     2.19     (1.99)
                                               -------     -------   -------   -------   -------   -------
      Total From Investment Operations.....      (0.06)       1.30      1.92      0.46      3.57     (0.61)
                                               -------     -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
  Dividends (from net investment income)...      (0.55)      (1.32)    (1.38)    (1.38)    (1.38)    (1.38)
  Dividends (from net realized gains)......         --       (0.09)    (0.09)       --        --        --
                                               -------     -------   -------   -------   -------   -------
      Total Distributions..................      (0.55)      (1.41)    (1.47)    (1.38)    (1.38)    (1.38)
                                               -------     -------   -------   -------   -------   -------
Net Asset Value, End of Period.............    $ 17.58     $ 18.19   $ 18.30   $ 17.85   $ 18.77   $ 16.58
                                               =======     =======   =======   =======   =======   =======
Per Share Market Value, End of Period......    $ 16.75     $17.875   $ 17.75   $ 16.25   $ 17.25   $ 15.25
                                               =======     =======   =======   =======   =======   =======
Total Investment Return, based on market
  value(1).................................     (2.22%)      7.88%    19.22%     3.72%    22.71%    (4.00%)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in 000's).....    $32,045     $33,160   $33,306   $32,495   $34,163   $30,179
  Ratio of Expenses to Average Net
    Assets.................................      0.81%(2)    0.76%     0.79%     0.68%     0.76%     0.85%
  Ratio of Net Investment Income to Average
    Net Assets.............................      7.24%(2)    7.11%     7.52%     7.80%     7.64%     7.88%
  Portfolio Turnover Rate..................         3%         10%       20%       33%       22%       28%

------------------

(1) See Note F.
(2) Annualized.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

A. Independence Square Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Significant accounting policies are as follows: Investments are carried at value in the accompanying financial statements (See Note D). Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Premiums and discounts on bonds held for investment are not amortized for financial reporting or federal income tax purposes. For federal income tax purposes, discounts on original issue bonds are amortized over the life of the issue. No provision is made for federal taxes as it is the Fund's policy to continue to qualify as a regulated investment company and to make the requisite distribution of taxable income to its shareholders which will relieve it from all or substantially all federal income and excise taxes. Dividends payable are recorded on the ex-dividend and record date. Interest income is recorded on an accrual basis.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B. Under Agreements among the Fund, PNC Bank, National Association (PNC Bank), and BlackRock Institutional Management Corporation ("BIMC", formerly known as PNC Institutional Management Corporation), an indirect majority-owned subsidiary of PNC Bank, BIMC manages the Fund's portfolio and serves as its administrative agent. The Fund pays BIMC, as investment adviser, an annual fee of .20% of the Fund's average net assets and 2% of the Fund's gross income.

    BIMC has agreed to reimburse the Fund to the extent that the aggregate expenses borne by the Fund in any fiscal year, exclusive of brokerage commissions, interest and taxes, exceed 1 1/2% of average net assets up to $30,000,000 and 1% of any excess. No such fee reimbursement was necessary during the six months ended June 30, 1999.

C. Purchases and sales of investment securities other than short term obligations for the period ended June 30, 1999 were $820,135 and $963,179, respectively.

D. Values for securities listed on a national securities exchange are based on the latest quoted sale prices on June 30, 1999. Securities not so listed or not traded on that date are valued at their most recent quoted bid prices or at prices determined by investment bankers or brokers. Short-term obligations are valued at amortized cost which approximates market value.

E.  At June 30, 1999, net assets consisted of:

Paid-in capital.............................................  $31,102,858
Undistributed net investment income.........................      208,115
Accumulated net realized gain on investments................       29,243
Net unrealized appreciation of investments..................      704,890
                                                              -----------
Total.......................................................  $32,045,106
                                                              ===========

F. The "Total Investment Return" is based on a purchase (or sale) at the market price on the first (or last) day of the period assuming (i) no payment of any sales load or commissions and (ii) reinvestment of dividends and distributions at prices obtained by the Fund's Automatic Dividend Investment Plan.

--------------------------------------------------------------------------------

 INDEPENDENCE SQUARE INCOME SECURITIES,
                  INC.
           One Aldwyn Center
          Villanova, PA 19085
             (610) 964-8882

            BOARD OF DIRECTORS
     ROBERT R. FORTUNE      G. WILLING PEPPER
  LANGHORNE B. SMITH       DAVID R. WILMERDING, JR.

                   OFFICERS
   ROBERT R. FORTUNE, Chairman and President
EDWARD J. ROACH, Vice President and Treasurer
       GARY M. GARDNER, Secretary

           INVESTMENT ADVISER
        BLACKROCK INSTITUTIONAL
         MANAGEMENT CORPORATION
          400 Bellevue Parkway
          Wilmington, DE 19809

             TRANSFER AGENT
             PNC BANK, N.A.
             c/o PFPC INC.
             P.O. Box 8950
          Wilmington, DE 19899
             (800) 852-4750
       (302) 791-2748 (Delaware)
                                                                INDEPENDENCE
                                                                      SQUARE
                                                                      INCOME
                                                                 SECURITIES,
                                                                        INC.
                                                           Semiannual Report
                                                             to Shareholders
                                                               June 30, 1999

--------------------------------------------------------------------------------